UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7080

Name of Fund:  MuniYield Michigan Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Michigan Insured Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Michigan
Insured Fund, Inc.


Annual Report
October 31, 2003



MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




MuniYield Michigan Insured Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 14.14%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



A Letter From the President


Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


The Fund was able to successfully weather bouts of excessive interest rate volatility during the fiscal year while preserving net asset value.


Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices--which move in the opposite direction of yields--rose in response to weak equity markets, concerns about a growing conflict in Iraq and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower and ending the 12-month period at 5.13%, 15 basis points (.15%) higher than a year earlier.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds, as municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.


How did conditions in the state of Michigan affect the Fund?

Michigan maintains the highest possible credit ratings of Aaa and AAA from Moody's and Standard & Poor's, although with a negative outlook, and is rated AA+ by Fitch. The state ranks 28th in debt per capita and 29th in debt as a percent of personal income nationally. While debt has increased recently, we find these ratios modest for a populous state, pointing to Michigan's flexibility in responding to economic downturns relative to other states.

In line with the national economy, state revenues have consistently fallen below projections. For fiscal year 2003, which ended on September 30, 2003, the budget was revised downward on several occasions. Accordingly, the state is expected to draw down virtually all of its $145 million Budget Stabilization Fund (BSF) to balance fiscal year 2003 operations. The BSF was $1 billion in fiscal year 2001. In May 2003, for the first time in six years, Michigan issued cash flow notes in the amount of $1.2 billion.

The governor and legislature agreed on a fiscal year 2004 budget in mid-July. The budget closed a $1.7 billion gap largely through broad-based spending cuts, one-time federal aid of $658 million and smaller revenue enhancements. No broad-based tax increases were approved. These sources also allowed the state to budget $75 million to replenish the BSF, $75 million for a new school reserve fund, and $60 million in the Medicaid trust fund. Balanced financial operations in fiscal year 2004 depend largely on an improved economy.

In managing the Fund, our strategy has been to purchase insured state general obligation bonds and their equivalents rather than unenhanced general obligation bonds, as there is no meaningful increase in yield offered by the uninsured issues. As the state's economy continues to struggle, we believe credit deterioration will lead to better relative performance of the insured bonds.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended October 31, 2003, the Common Stock of MuniYield Michigan Insured Fund, Inc. had a net annualized yield of 6.14%, based on a year-end per share net asset value of $15.94 and $.979 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.26%, based on a change in per share net asset value from $15.74 to $15.94, and assuming reinvestment of $.977 per share ordinary income dividends.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



For the six-month period ended October 31, 2003, the total investment return on the Fund's Common Stock was +1.72%, based on a change in per share net asset value from $16.20 to $15.94, and assuming reinvestment of $.492 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction Market Preferred Stock had an average yield of .83% for Series A, ..83% for Series B and .82% for Series C.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

We established a neutral posture with respect to interest rates in 2002 and early 2003, and maintained that stance through the middle of the year. We believe this positioning helped insulate the Fund from much of the interest rate volatility experienced during the past six months. Our strategy of enhancing yield by increasing the Fund's exposure to lower-rated investment-grade issues also was beneficial to total return performance, as these issues helped to increase the Fund's investment income stream. In addition, these lower-rated issues exhibited less price volatility than many general market issues in recent months, which also served to enhance performance.


What changes were made to the portfolio during the period?

In May and June, as market yields declined in response to weak economic growth and the possibility of additional short-term interest rate changes by the Federal Reserve Board, we adopted a slightly more defensive strategy, further reducing the portfolio's interest rate sensitivity by lowering the Fund's average portfolio maturity. This defensive positioning resulted in relative outperformance as interest rates rose dramatically in July and August. We also continued to add higher-yielding instruments to the portfolio whenever they were attractively priced, although the supply of these issues was severely restricted throughout most of the period.

In terms of leverage, the Fund's borrowing costs remained in the low 1% range during the period. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

We ended the period with a modestly defensive posture with respect to future interest rate movements. We continue to favor more defensive, higher-coupon issues over the more interest-rate-sensitive securities. At the close of the period, the Fund had modest cash reserves of approximately 3%. Overall, the Fund is structured to perform better in stable-to-rising interest rate environments. If yields decline to the recent lows seen in June 2003, we would expect to adopt a much stronger defensive strategy.


Fred K. Stuebe
Vice President and Portfolio Manager


November 10, 2003



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments                                                                                      (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Michigan--134.2%

               AAA        Aaa       $ 1,000  Allegan, Michigan, Public School District, GO, 5.75% due
                                             5/01/2030 (d)                                                        $   1,094

                                             Belding, Michigan, Area Schools, GO, Refunding (c):
               AAA        Aaa           785      6.05% due 5/01/2006 (e)                                                878
               AAA        Aaa           215      6.05% due 5/01/2021                                                    236

               AAA        Aaa         1,625  Central Michigan University Revenue Bonds, 5.50% due
                                             4/01/2007 (c)(e)                                                         1,830

               AAA        Aaa         1,000  Central Montcalm, Michigan, Public Schools, GO, 5.90% due
                                             5/01/2019 (b)                                                            1,123

               AAA        Aaa         1,000  Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (c)     1,085

                                             Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds
                                             (Mead Westvaco--Escanaba):
               BBB        Baa2        1,500      AMT, Series B, 6.45% due 4/15/2023                                   1,547
               BBB        Baa2        2,000      Series A, 6.25% due 4/15/2027                                        2,073

                                             Detroit, Michigan, City School District, GO:
               AAA        Aaa         2,300      (School Building and Site Improvement), Series A, 5.375%
                                                 due 5/01/2024 (c)                                                    2,425
               AAA        Aaa         3,000      (School Building and Site Improvement), Series B, 5% due
                                                 5/01/2019 (c)                                                        3,134
               AAA        Aaa         1,000      Series A, 5.50% due 5/01/2018 (d)                                    1,092

               AAA        Aaa         3,700  Detroit, Michigan, Convention Facility Revenue Refunding Bonds
                                             (Cobo Hall), 5% due 9/30/2011 (b)                                        4,069

                                             Detroit, Michigan, GO:
               AAA        Aaa         1,400      5.50% due 4/01/2018 (b)                                              1,541
               AAA        Aaa         1,325      5.50% due 4/01/2020 (b)                                              1,444
               AAA        Aaa         1,210      Series A, 5% due 4/01/2013 (i)                                       1,313
               AAA        Aaa         2,705      Series B, 6% due 4/01/2015 (b)                                       3,116

               AAA        Aaa         1,000  Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, 5.75%
                                             due 1/01/2010 (c)(e)                                                     1,165

               AAA        Aaa         5,000  Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds, Senior
                                             Lien, Series A, 5% due 7/01/2024 (d)                                     5,069

                                             Detroit, Michigan, Water Supply System Revenue Bonds:
               AAA        NR*         4,375      DRIVERS, Series 200, 10.14% due 7/01/2011 (c)(e)(g)                  5,888
               AAA        Aaa         4,875      Senior Lien, Series A, 5.75% due 1/01/2010 (c)(e)                    5,674
               AAA        Aaa         1,250      Senior Lien, Series A, 5.875% due 1/01/2010 (c)(e)                   1,464
               AAA        Aaa        15,200      Series B, 5.25% due 7/01/2032 (b)                                   15,717

               AAA        Aaa         1,415  Detroit, Michigan, Water Supply System, Revenue Refunding Bonds,
                                             6.25% due 7/01/2012 (c)(h)                                               1,458

               BBB        Baa2        3,900  Dickinson County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (International Paper
                                             Company Project), Series A, 5.75% due 6/01/2016                          4,125

               BBB        Baa2        2,500  Dickinson County, Michigan, Economic Development Corporation, PCR,
                                             Refunding (Champion International Corporation Project), 5.85% due
                                             10/01/2018                                                               2,551

                                             Dickinson County, Michigan, Healthcare System, Hospital Revenue
                                             Refunding Bonds:
               NR*        Baa3          700      5.80% due 11/01/2024                                                   674
               A          NR*         2,400      5.80% due 11/01/2024                                                 2,476

               AAA        Aaa         1,610  East Grand Rapids, Michigan, Public School District, GO, 5.75%
                                             due 5/01/2009 (d)(e)                                                     1,863

                                             Eastern Michigan University Revenue Bonds, Series B (c):
               AAA        Aaa         1,500      5.60% due 6/01/2025                                                  1,608
               AAA        Aaa         1,310      5.625% due 6/01/2030                                                 1,411

               AAA        Aaa         1,025  Eastern Michigan University, Revenue Refunding Bonds, 6% due
                                             6/01/2020 (a)                                                            1,170



Portfolio Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Michigan (continued)

               NR*        Baa3      $   615  Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                             Bonds (Hurley Medical Center), Series A, 5.375% due 7/01/2020        $     537

               AAA        Aaa         1,000  Frankenmuth, Michigan, School District, GO, 5.75% due 5/01/2020 (c)      1,117

               AAA        Aaa         1,100  Grand Blanc, Michigan, Community Schools, GO, 5.625% due
                                             5/01/2020 (c)                                                            1,215

                                             Grand Rapids, Michigan, Building Authority Revenue Bonds,
                                             Series A (a):
               AAA        Aaa         1,100      5.50% due 10/01/2019                                                 1,199
               AAA        Aaa         1,500      5.50% due 10/01/2020                                                 1,630

               AAA        NR*         2,070  Grand Valley, Michigan, State University Revenue Bonds, 5.50%
                                             due 2/01/2018 (c)                                                        2,341

               AAA        NR*         8,425  Greater Detroit, Michigan, Resource Recovery Authority Revenue
                                             Bonds, DRIVERS, Series 167, 11.139% due 12/13/2008 (a)(g)               11,244

               AAA        Aaa         9,325  Hartland, Michigan, Consolidated School District, GO 6% due
                                             5/01/2010 (c)(e)                                                        10,986

               AAA        Aaa         1,475  Haslett, Michigan, Public School District, Building and Site, GO,
                                             5.625% due 5/01/2020                                                     1,629

               AAA        Aaa         1,575  Jenison, Michigan, Public Schools, Building and Site, GO, 5.50%
                                             due 5/01/2019 (c)                                                        1,713

               AAA        Aaa         3,305  Jonesville, Michigan, Community Schools, GO, 5.75% due 5/01/2029 (c)     3,585

               NR*        Aaa         6,850  Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                             Revenue Refunding Bonds (Bronson Methodist Hospital), 5.50% due
                                             5/15/2028 (b)                                                            7,191

               AAA        Aaa         4,000  Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                             Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                             1/15/2013 (b)                                                            4,916

                                             Kent, Michigan, Hospital Finance Authority Revenue Bonds
                                             (Spectrum Health), Series A (b):
               AAA        NR*         3,000      5.50% due 1/15/2031                                                  3,154
               AA         Aa3         1,000      5.50% due 1/15/2031                                                  1,017

               AAA        Aaa         1,035  Lansing, Michigan, Building Authority, GO, Series A, 5.375%
                                             due 6/01/2023 (b)                                                        1,096

               AAA        Aaa         1,250  Lansing, Michigan, Community College, College Building and Site,
                                             GO, Refunding, 5% due 5/01/2019 (b)                                      1,306

               AAA        Aaa         1,000  Leslie, Michigan, Public Schools, Ingham and Jackson Counties, GO,
                                             Refunding, 6% due 5/01/2005 (a)(e)                                       1,081

               AAA        Aaa         5,235  Lincoln Park, Michigan, School District, GO, 7% due 5/01/2006 (c)(e)     5,978

               AAA        Aaa         4,775  Livonia, Michigan, Public School District, GO (Building and Site),
                                             5.75% due 5/01/2022 (c)                                                  5,265

               BBB-       NR*         3,000  Macomb County, Michigan, Hospital Finance Authority, Hospital
                                             Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%
                                             due 11/15/2034                                                           2,843

               BBB        NR*         2,250  Michigan Higher Education Facilities Authority, Limited Obligation
                                             Revenue Refunding Bonds (Hope College), Series A, 5.90% due 4/01/2032    2,294

                                             Michigan Higher Education Facilities Authority, Revenue Refunding
                                             Bonds (College for Creative Studies):
               NR*        Baa2        1,235      5.85% due 12/01/2022                                                 1,243
               NR*        Baa2        1,145      5.90% due 12/01/2027                                                 1,150

               AAA        NR*         2,500  Michigan Higher Education Student Loan Authority, Student Loan
                                             Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)               2,581

               AAA        NR*         1,065  Michigan Municipal Bond Authority Revenue Bonds (Local Government
                                             Loan Program), Group A, 5.50% due 11/01/2020 (a)                         1,163

                                             Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local
                                             Government Loan Program), Series A:
               AAA        Aaa         1,035      6.50% due 5/01/2012 (a)                                              1,050
               AAA        Aaa         1,870      6.50% due 11/01/2012 (b)                                             1,897
               AAA        Aaa         1,000      6% due 12/01/2013 (c)                                                1,070
               AAA        Aaa         7,000      6.125% due 12/01/2018 (c)                                            7,487

               AA+        Aaa         7,000  Michigan State Building Authority Revenue Bonds, GO, RIB,
                                             Series 481, 9.663% due 4/15/2009 (b)(g)                                  9,033

                                             Michigan State Building Authority, Revenue Refunding Bonds:
               AAA        Aaa         2,500      (Facilities Program), Series I, 5.50% due 10/15/2018 (b)             2,753
               NR*        Aaa        11,140      RIB, Series 517X, 9.66% due 10/15/2010 (d)(g)                       14,371



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Michigan (continued)
                                             Michigan State COP (a):
               AAA        Aaa       $ 3,000      5.40%** due 6/01/2022                                            $   1,168
               AAA        Aaa         3,000      5.50% due 6/01/2027                                                  3,168

               AAA        Aaa         2,665  Michigan State, HDA, Rental Housing Revenue Bonds, AMT,
                                             Series A, 5.30% due 10/01/2037 (b)                                       2,674

               AA+        NR*         2,690  Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90%
                                             due 12/01/2015 (f)                                                       2,828

               AAA        Aaa         2,530  Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                                             (Mid-Michigan Obligation Group), Series A, 5.50% due 4/15/2018 (a)       2,727

                                             Michigan State Hospital Finance Authority, Hospital Revenue
                                             Refunding Bonds:
               A+         A2          2,200      (Crittenton Hospital), Series A, 5.625% due 3/01/2027                2,236
               NR*        Ba3         2,000      (Sinai Hospital), 6.625% due 1/01/2016                               1,536
               A          A1          2,000      (Sparrow Obligation Group), 5.625% due 11/15/2031                    2,016

               B          Ba3         2,000  Michigan State Hospital Finance Authority Revenue Bonds
                                             (Detroit Medical Center), Series A, 5.25% due 8/15/2023                  1,200

                                             Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
               AAA        Aaa         2,715      (Ascension Health Credit), Series A, 5.75% due 11/15/2009 (b)(e)     3,195
               AAA        Aaa        12,000      (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (b)(e)   14,371
               AAA        Aaa         2,500      (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (b)(e)     3,011
               AAA        Aaa         4,805      (Mercy Health Services), Series T, 6.50% due 8/15/2013 (b)           5,522
               AAA        Aaa         2,000      (Mercy Health Services), Series X, 6% due 8/15/2014 (b)              2,272
               AAA        Aaa         2,200      (Mercy Health Services), Series X, 5.75% due 8/15/2019 (b)           2,422
               AAA        Aaa         4,930      (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (b)                5,589
               AAA        Aaa         3,000      (Saint John Hospital), Series A, 6.0% due 5/15/2013 (a)(h)           3,070
               AA-        Aa3         1,500      (Trinity Health Credit), Series C, 5.375% due 12/01/2030             1,521
               AAA        Aaa         6,400      (Trinity Health), Series A, 6% due 12/01/2027 (a)                    6,978

                                             Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
               BBB        Baa1        5,000      (Ford Motor Company Project), Series A, 6.55% due 10/01/2022         5,056
               BBB        Baa3        3,000      (WMX Technologies Inc. Project), 6% due 12/01/2013                   3,063

                                             Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                             Bonds:
               AAA        Aaa         7,250      (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (b)     7,510
               AAA        Aaa         6,000      (Detroit Edison Company Fund - Pollution), Series AA, 6.95%
                                                 due 5/01/2011 (c)                                                    7,381
               A-         A3          2,175      (Dow Chemical Company Project), AMT, 5.50% due 12/01/2028            2,267
               NR*        Aaa         5,750      RIB, Series 382, 11.41% due 9/01/2025 (b)(g)                         6,877

               BBB        Baa1        2,500  Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.),
                                             6.20% due 9/01/2020                                                      2,568

               AAA        Aaa         1,000  Michigan State Trunk Line Revenue Refunding Bonds, 5.25% due
                                             10/01/2021 (d)                                                           1,056

               AAA        Aaa        15,000  Monroe County, Michigan, Economic Development Corp., Limited
                                             Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                             Series AA, 6.95% due 9/01/2022 (c)                                      19,239

               AAA        Aaa         9,000  Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                             AMT, Series CC, 6.55% due 6/01/2024 (b)                                  9,220

               AAA        Aaa         1,000  Montrose Township, Michigan, School District, GO, 6.20% due
                                             5/01/2017 (b)                                                            1,198

               NR*        Aaa         1,830  Muskegon Heights, Michigan, Water System Revenue Bonds, Series A,
                                             5.625% due 11/01/2025 (b)                                                1,969

                                             Northview, Michigan, Public School District, GO, Refunding (b):
               AAA        NR*         2,265      5.80% due 5/01/2006 (e)                                              2,520
               AAA        Aaa           235      5.80% due 5/01/2021                                                    257

               AAA        Aaa         1,100  Norway Vulcan, Michigan, Area Schools, GO, 5.90% due 5/01/2025 (c)       1,221

               AAA        Aaa         2,425  Oxford, Michigan, Area Community School District, GO, 5.50% due
                                             5/01/2018 (d)                                                            2,670

               AAA        Aaa         1,000  Plainwell, Michigan, Community Schools, School District, Building
                                             and Site, GO, 5.50% due 5/01/2020 (d)                                    1,087

               A          NR*           700  Pontiac, Michigan, Tax Increment Finance Authority, Tax Increment
                                             Revenue Refunding Bonds (Development Area 2), 5.625% due 6/01/2022         722

               AAA        Aaa         1,870  Redford, Michigan, Unified School District, GO, 5.90% due
                                             5/01/2006 (c)(e)                                                         2,085



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's    Face
               Ratings++  Ratings++  Amount  Municipal Bonds                                                        Value
Michigan (concluded)

               AAA        Aaa       $ 1,000  Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due
                                             5/01/2005 (c)(e)                                                     $   1,081

               AAA        Aaa         1,800  Rochester, Michigan, Community School District, GO, Series II,
                                             5.50% due 5/01/2015 (c)                                                  2,006

               AAA        Aaa         2,500  Saginaw, Michigan, Hospital Finance Authority, Revenue Refunding
                                             Bonds (Covenant Medical Center), Series E, 5.625% due 7/01/2013 (b)      2,781

               NR*        Aaa         8,900  Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                             (Detroit Edison Company), RIB, Series 282, 11.42% due
                                             8/01/2024 (a)(g)                                                        11,620

               AAA        Aaa         1,300  Southfield, Michigan, Library Building Authority, GO, 5.50% due
                                             5/01/2018 (b)                                                            1,432

                                             Sturgis, Michigan, Public School District, GO (School Building
                                             and Site):
               AAA        Aaa         1,900      5.50% due 5/01/2021                                                  2,056
               AAA        Aaa         2,545      5.625% due 5/01/2030                                                 2,742

               AAA        Aaa         1,000  Three Rivers, Michigan, Community Schools GO, 6% due 5/01/2006 (b)(e)    1,118

               AAA        Aaa         1,100  Waverly, Michigan, Community School, GO, 5.50% due 5/01/2021 (c)         1,190

               AAA        Aaa        10,660  Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                             Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (b)    11,378

               AAA        Aaa         2,170  Wayne County, Michigan, COP, 5.625% due 5/01/2011 (a)                    2,425
                                             West Bloomfield, Michigan, School District, GO Refunding (c):
               AAA        Aaa         1,710      5.50% due 5/01/2017                                                  1,879
               AAA        Aaa         1,225      5.50% due 5/01/2018                                                  1,338

               AAA        Aaa         2,405  West Branch-Rose City, Michigan, Area School District, GO, 5.50%
                                             due 5/01/2024 (c)                                                        2,545


Guam--0.5%

               AAA        Aaa         1,190  A.B. Won Guam International Airport Authority, General Revenue
                                             Refunding Bonds, Series B, 5% due 10/01/2012 (b)                         1,309


Puerto Rico--7.4%

               BBB        Baa2        2,000  Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                             Bonds, 5.625% due 5/15/2043                                              1,760

               BBB        Baa2        2,300  Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                             Refunding Bonds, 5.50% due 5/15/2039                                     2,014

               AAA        Aaa         4,000  Puerto Rico Commonwealth, Public Improvement, GO, Refunding,
                                             Series C, 5% due 7/01/2021 (d)                                           4,416

                                             Puerto Rico Electric Power Authority, Power Revenue Bonds:
               AAA        Aaa         3,500      Series LL, 5.50% due 7/01/2017 (b)                                   4,013
               AAA        Aaa         1,270      Trust Receipts, Class R, Series 16 HH, 10.094% due
                                                 7/01/2013 (d)(g)                                                     1,701

                                             Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                             Revenue Bonds:
               AAA        Aaa         1,000      Series A, 5.375% due 8/01/2024 (b)                                   1,068
               BBB+       Baa3        1,000      Series E, 5.70% due 8/01/2025                                        1,050
               BBB+       Baa3        2,900      Series E, 5.75% due 8/01/2030                                        3,090

               AAA        Aaa         2,150  University of Puerto Rico, University Revenue Refunding Bonds,
                                             Series O, 5.375% due 6/01/2030 (b)                                       2,261

                                             Total Municipal Bonds (Cost--$379,090)--142.1%                         411,191


                                     Shares
                                       Held  Short-Term Securities

                                     10,836  CMA Michigan Municipal Money Fund (j)                                   10,836

                                             Total Short-Term Securities (Cost--$10,836)--3.7%                       10,836

               Total Investments (Cost--$389,926)--145.8%                                                           422,027
               Unrealized Depreciation on Forward Interest Rate Swaps--Net***--0.0%                                   (167)
               Other Assets Less Liabilities--2.6%                                                                    7,512
               Preferred Stock, at Redemption Value--(48.4%)                                                      (140,008)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $ 289,364
                                                                                                                  =========



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Schedule of Investments (concluded)


(a)AMBAC Insured.

(b)MBIA Insured.

(c)FGIC Insured.

(d)FSA Insured.

(e)Prerefunded.

(f)FHA Insured.

(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(h)Escrowed to maturity.

(i)XL Capital Insured.

(j)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 (in Thousands)
                                           Net         Dividend
Affiliate                                Activity        Income

CMA Michigan Municipal
Money Fund                                10,836          $41


++Ratings of issues shown are unaudited.

*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

***Forward interest rate swaps entered into as of October 31, 2003 were as follows:


                                                 (in Thousands)
                                                     Unrealized
                                       Notional   Appreciation/
Affiliate                               Amount     Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 3.741%

Broker, J.P. Morgan Chase Bank
Expires December 2013                   $10,700        $   (23)

Receive a variable rate equal to
3-Month LIBOR at quarterly reset
date and pay a fixed rate equal
to 5.025%

Broker, Morgan Stanley Capital
Services Inc.
Expires January 2014                    $11,000           (209)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 3.832%

Broker, J.P. Morgan Chase Bank
Expires February 2014                   $11,000            (55)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.14%

Broker, Morgan Stanley Capital
Services Inc.
Expires December 2023                    $10,800            201

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.3295%

Broker, J.P. Morgan Chase Bank
Expires January 2024                    $11,000            (81)
                                                       --------
Total                                                  $  (167)
                                                       ========

See Notes to Financial Statements.




Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2003 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    84.3%
AA/Aa                                       1.3
A/A                                         2.3
BBB/Baa                                     8.9
BB/Ba                                       0.6
NR (Not Rated)                              2.6



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Statement of Net Assets

As of October 31, 2003
Assets

               Investments, at value (identified cost--$389,926,428)                                        $   422,026,606
               Cash                                                                                                  23,123
               Receivables:
                  Interest                                                                $     7,917,829
                  Dividends from affiliates                                                           119         7,917,948
                                                                                          ---------------
               Prepaid expenses                                                                                       4,359
                                                                                                            ---------------
               Total assets                                                                                     429,972,036
                                                                                                            ---------------

Liabilities

               Unrealized depreciation on forward interest rate swaps--net                                          167,158
               Payables:
                  Investment adviser                                                              199,442
                  Dividends to Common Stock shareholders                                          189,457
                  Other affiliates                                                                  3,060           391,959
                                                                                          ---------------
               Accrued expenses                                                                                      40,577
                                                                                                            ---------------
               Total liabilities                                                                                    599,694
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, par value $.05 per share (2,000 Series A Shares,
               2,000 Series B Shares and 1,600 Series C Shares of AMPS* issued and
               outstanding at $25,000 per share liquidation preference)                                         140,008,060
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   289,364,282
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (18,155,932 shares issued
               and outstanding)                                                                             $     1,815,593
               Paid-in capital in excess of par                                                                 268,391,966
               Undistributed investment income--net                                       $     4,585,110
               Accumulated realized capital losses on investments--net                       (17,361,407)
               Unrealized appreciation on investments--net                                     31,933,020
                                                                                          ---------------
               Total accumulated earnings--net                                                                   19,156,723
                                                                                                            ---------------
               Total--Equivalent to $15.94 net asset value per share of Common Stock
               (market price--$14.69)                                                                       $   289,364,282
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Statement of Operations

For the Year Ended October 31, 2003
Investment Income

               Interest                                                                                     $    22,836,837
               Dividends from affiliates                                                                             41,132
                                                                                                            ---------------
               Total income                                                                                      22,877,969
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     2,162,735
               Commission fees                                                                    355,108
               Accounting services                                                                146,206
               Professional fees                                                                   71,985
               Transfer agent fees                                                                 71,497
               Printing and shareholder reports                                                    33,817
               Listing fees                                                                        28,965
               Custodian fees                                                                      26,564
               Directors' fees and expenses                                                        24,335
               Pricing fees                                                                        20,106
               Other                                                                               48,273
                                                                                          ---------------
               Total expenses before reimbursement                                              2,989,591
               Reimbursement of expenses                                                         (42,312)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 2,947,279
                                                                                                            ---------------
               Investment income--net                                                                            19,930,690
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                  1,528,951
               Change in unrealized appreciation on investments--net                                              1,157,612
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             2,686,563
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                           (1,325,488)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    21,291,765
                                                                                                            ===============

See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

               Investment income--net                                                     $    19,930,690   $    20,056,086
               Realized gain (loss) on investments--net                                         1,528,951       (1,708,542)
               Change in unrealized appreciation/depreciation on investments--net               1,157,612         (555,321)
               Dividends to Preferred Stock shareholders                                      (1,325,488)       (1,965,080)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            21,291,765        15,827,143
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                        (17,729,268)      (17,007,569)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to Common Stock
               shareholders                                                                  (17,729,268)      (17,007,569)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase (decrease) in net assets applicable to Common Stock               3,562,497       (1,180,426)
               Beginning of year                                                              285,801,785       286,982,211
                                                                                          ---------------   ---------------
               End of year*                                                               $   289,364,282   $   285,801,785
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     4,585,110   $     3,709,176
                                                                                          ===============   ===============

See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2003         2002       2001++++++   2000++++++   1999++++++
Per Share Operating Performance

               Net asset value, beginning of year            $    15.74   $    15.81   $    14.48   $    13.91   $    15.93
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                           1.10+++      1.10+++         1.08          .99         1.04
               Realized and unrealized gain (loss)
               on investments--net                                  .15        (.12)         1.30          .67       (1.79)
               Dividends and distributions to Preferred
               Stock shareholders:
                 Investment income--net                           (.07)        (.11)        (.24)        (.30)        (.18)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.18          .87         2.14         1.36        (.96)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to
               Common Stock shareholders:
                 Investment income--net                           (.98)        (.94)        (.81)        (.79)        (.85)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.21)
                                                             ----------   ----------   ----------   ----------   ----------
               Capital charge resulting from issuance of
               Common Stock                                          --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to
               Common Stock shareholders                          (.98)        (.94)        (.81)        (.79)       (1.06)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    15.94   $    15.74   $    15.81   $    14.48   $    13.91
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of year           $    14.69   $    13.95   $    14.22   $  11.9375   $  12.1875
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on market price per share                   12.57%        4.77%       26.44%        4.62%     (17.47%)
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share                 8.26%        6.33%       15.89%       11.19%      (6.13%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement and
               excluding reorganization expenses**                1.01%        1.04%        1.05%        1.10%        1.09%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses, excluding reorganization
               expenses**                                         1.03%        1.04%        1.05%        1.33%        1.09%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses**                                   1.03%        1.04%        1.05%        1.33%        1.09%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net**                     6.83%        7.10%        7.10%        7.49%        6.85%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                        .45%         .70%        1.59%        2.18%        1.18%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                       6.38%        6.40%        5.51%        5.31%        5.67%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Total expenses, net of reimbursement and
               excluding reorganization expenses                   .68%         .70%         .70%         .72%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses, excluding reorganization
               expenses                                            .69%         .70%         .70%         .86%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                      .69%         .70%         .70%         .86%         .76%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                       4.61%        4.75%        4.71%        4.87%        4.75%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders           .94%        1.40%        3.14%        4.06%        2.66%
                                                             ==========   ==========   ==========   ==========   ==========



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2003         2002      2001++++++    2000++++++   1999++++++
Supplemental Data

               Net assets applicable to Common Stock,
               end of year (in thousands)                    $  289,364   $  285,802   $  286,982   $  262,864   $  103,364
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of year
               (in thousands)                                $  140,000   $  140,000   $  140,000   $  140,000   $   50,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                33.39%       32.68%       68.17%       51.41%       42.71%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    3,067   $    3,041   $    3,050   $    2,878   $    3,067
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding++++

               Series A--Investment income--net              $      240   $      354   $      792   $    1,023   $      663
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      230   $      362   $      783   $      653           --
                                                             ==========   ==========   ==========   ==========   ==========
               Series C--Investment income--net              $      240   $      333   $      782   $      678           --
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**Do not reflect the effect of dividends to Preferred Stock shareholders.

++Amount is less than $(.01) per share.

++++The fund's Preferred Stock was issued on November 19, 1992
(Series A) and March 6, 2000 (Series B and Series C).

++++++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Based on average shares outstanding.

See Notes to Financial Statements.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2003, FAM reimbursed the Fund in the amount of $42,312.

For the year ended October 31, 2003, the Fund reimbursed MLIM $9,356 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $138,657,939 and $142,094,253, respectively.

Net realized gains (losses) for the year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:


                                     Realized        Unrealized
                               Gains (Losses)    Gains (Losses)

Long-term investments          $    3,329,338    $   32,100,178
Forward interest rate swaps         1,024,632         (167,158)
Financial futures contracts       (2,825,019)                --
                               --------------    --------------
Total                          $    1,528,951    $   31,933,020
                               ==============    ==============


As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $32,251,418, of which $33,883,629 related to appreciated securities and $1,632,211 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $389,775,188.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock
Auction Market Preferred Shares ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows: Series A, ..90%, Series B, .84% and Series C, .80%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $177,702 as commissions.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.082000 per share on November 26, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:


                                   10/31/2003        10/31/2002
Distributions paid from:
   Tax-exempt income           $   19,054,756    $   18,972,649
                               --------------    --------------
Total distributions            $   19,054,756    $   18,972,649
                               ==============    ==============


As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net             $    4,433,872
Undistributed long-term capital gains--net                   --
                                                 --------------
Total undistributed earnings--net                     4,433,872
Capital loss carryforward                         (13,269,487)*
Unrealized gains--net                              27,992,338**
                                                 --------------
Total accumulated earnings--net                  $   19,156,723
                                                 ==============

*On October 31, 2003, the Fund had a net capital loss carryforward of $13,269,487, of which $679,274 expires in 2006, $3,974,932 expires in 2007, $7,490,629 expires in 2008 and $1,124,652 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles as well as the difference between book and tax amortization methods for premiums and discounts on fixed income securities.




Report of Independent Auditors


To the Shareholders and Board of Directors of MuniYield Michigan Insured Fund, Inc.:

We have audited the accompanying statement of net assets of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
December 16, 2003



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.




Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Michigan Insured Fund, Inc. during its taxable year ended October
31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan (concluded)


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station,
P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held         Of Time                                                Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*         President    1999 to  President and Chairman of Merrill Lynch       124 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,              Director     and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                        1993 to  Funds since 1999; Chairman (Americas
Age: 63                              present  Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors,
                                              Inc. ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




Independent Directors*


Donald W. Burton        Director     2002 to  Manager of The Burton Partnership,            23 Funds       ITC DeltaCom,
P.O. Box 9095                        present  Limited Partnership since 1979; Managing      37 Portfolios  Inc.; ITC Holding
Princeton,                                    General Partner of the South Atlantic                        Company, Inc.;
NJ 08543-9095                                 Venture Funds, Limited Partnerships and                      Knology, Inc.;
Age: 59                                       Chairman of South Atlantic Private Equity                    MainBancorp
                                              Fund IV, Limited Partnership since 1983;                     N.A.; PriCare,
                                              Member of the Investment Advisory Council                    Inc.; Symbion,
                                              of the Florida State Board of Administration                 Inc.
                                              since 2001.


M. Colyer Crum          Director     1992 to  James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                        present  Management Emeritus, Harvard Business         38 Portfolios  Bancorp
Princeton,                                    School since 1996; Chairman and Director,
NJ 08543-9095                                 Phaeton International, Ltd. since 1985;
Age: 71                                       Director, Cambridge Bancorp since 1969.


Laurie Simon Hodrick    Director     1999 to  Professor of Finance and Economics, Graduate  23 Funds       None
P.O. Box 9095                        present  School of Business, Columbia University       37 Portfolios
Princeton,                                    since 1998; Associate Professor of Finance
NJ 08543-9095                                 and Economics, Graduate School of Business,
Age: 41                                       Columbia University from 1996 to 1998.




MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(concluded)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held         Of Time                                                Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors (concluded)*


Fred G. Weiss           Director     1998 to  Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095                        present  1997; Vice President, Planning, Investment    37 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co. from                   Inc.
NJ 08543-9095                                 1979 to 1997; Director, BTG International,
Age: 62                                       PLC since 2001; Director, Watson
                                              Pharmaceuticals, Inc. since 2000.


David H. Walsh          Director     2003 to  Consultant with Putnam Investments since      23 Funds       None
P.O. Box 9095                        present  1993 and employed in various capacities       37 Portfolios
Princeton,                                    therewith from 1971 to 1992; Director,
NJ 08543-9095                                 the National Audubon Society since 1980;
Age: 62                                       Director, the American Museum of Fly
                                              Fishing since 1998.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)  Length
                        Held         Of Time
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011           Treasurer    1999 to
Age: 43                              present


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 52


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1998 to 2000.
Princeton,              President
NJ 08543-9011
Age: 39


Fred K. Steube          Vice         1995 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice
P.O. Box 9011           President    present  President of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 53


Brian D. Stewart        Secretary    2002 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
P.O. Box 9011                        present  from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MIY



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund, Inc.


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund, Inc.


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.